February 12, 2002                           December Quarter - Semiannual Report

Dear Fellow Micro-Cap Limited Shareholder,

Following the terrorist attacks and poor economic news of the September quarter, the stock market "shook off" the bad news of the continuing recession to recover lost ground. The Portfolio was up 20.4% in the December quarter, achieving a new quarter-end cumulative high. As good as this sounds, and in spite of the fact that we beat our peer benchmark of funds, we underperformed our primary market benchmark by 10.5%. I am not pleased.

Micro-cap stocks were a good place to "hide out" in the bear market of 2001. Our Portfolio was up 30.2%, trouncing our peer benchmark and Russell 2000 Index, but slightly under performing the CRSP "9" Index of micro-cap stocks, which was up 31.4%. While I'd certainly like to pause to celebrate the achievement of beating the average small-cap fund by 39.5% over the last year in a bear market environment, I should also remind you that micro-cap stocks usually fall farther than large stocks in most bear markets (the S&P 500 Index was down double digits in 2001), and I would expect this Portfolio to fall farther as well in most downturns; this is not an "anti-gravity" fund.

The Portfolio ranks 367th of 910 small company funds for the quarter, 21st of 846 over the last year, and 29th of 668 over the last three years, according to data from Morningstar.

Performance Summary

TRANSLATION: We beat our peer benchmark but not our market benchmarks in the recent quarter. Since inception, we are beating each of our performance benchmarks by more than 15% annually.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

[LINE GRAPH]

                                               6/30/98         9/30/98         12/31/98         3/31/99          6/30/99
MICRO-CAP LIMITED                             10,000.00        7,600.00        10,760.00        9,400.00        12,760.00
CRSP CAP-BASED PORTFOLIO 9                    10,000.00        7,644.66         9,096.70        8,629.45        10,261.24
RUSSELL 2000 (SMALL GRWTH. STOCKS)            10,000.00        7,985.44         9,287.77        8,783.97        10,150.02
LIPPER SMALL CO. FUNDS                        10,000.00        7,860.49         9,314.17        8,874.29        10,192.06

                                               9/30/99        12/31/99          3/31/00         6/30/00          9/29/00
MICRO-CAP LIMITED                             12,320.00       16,091.18        16,279.25       16,425.53        18,285.42
CRSP CAP-BASED PORTFOLIO 9                    10,044.04       12,317.41        14,261.81       12,864.67        13,186.16
RUSSELL 2000 (SMALL GRWTH. STOCKS)             9,508.25       11,262.04        12,059.82       11,603.99        11,732.28
LIPPER SMALL CO. FUNDS                         9,966.09       13,183.13        14,658.81       13,786.31        14,250.51

                                              12/29/00         3/30/01          6/30/01         9/30/01         12/31/01
MICRO-CAP LIMITED                             17,060.33       17,370.12        21,950.52       18,454.36        22,212.62
CRSP CAP-BASED PORTFOLIO 9                    10,640.62       10,878.96        13,395.08       10,781.32        14,010.58
RUSSELL 2000 (SMALL GRWTH. STOCKS)            10,921.81       10,211.31        11,670.30        9,244.13        11,193.31
LIPPER SMALL CO. FUNDS                        12,314.59       10,462.78        12,007.61        9,338.37        11,166.94

                                                  December Qtr.        1 Year       Life-to-Date
                                                     10/1/01           1/1/01         7/1/98 to
                                                   to 12/31/01(4)      to 12/31/01    to 12/31/01(5)

         Micro-Cap Limited Portfolio                  20.4%             30.2%           25.6%
         Lipper Small-Cap Stock Funds(1)              19.6%             -9.3%            3.2%
         Russell 2000 (small growth stocks)(2)        21.1%              2.5%            3.3%
         CRSP Cap-Based Portfolio 9 Index(3)          30.0%            31.7 %           10.1%

(1)The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc.

(2)The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested.

(3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 843 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.

(4)Periods less than one year are not annualized.

(5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance -- What Went Well

TRANSLATION: The December quarter recovery was very broadly based among our micro-cap stocks.

Sixteen of our companies appreciated more than 50% in the quarter, carrying our Portfolio to new highs. These sixteen stocks represented thirteen different industries. In the midst of a continuing U.S. recession, investors looked for better valuations and found them in the very small companies. Here are our best performers for the quarter:

             Rank   Description                              Industry                     % Gain
               1    Ask Jeeves                               Internet                      209.1%
               2    Orleans Homebuilders Inc.                Home Builders                 156.5%
               3    America Service Group Inc.               Healthcare-Services           142.2%
               4    Point.360                                Media                         132.4%
               5    Alliance Gaming Corp.                    Entertainment                 107.0%
               6    Acclaim Entertainment Inc.               Software                       97.8%
               7    Hovnanian Enterprises Inc.               Home Builders                  84.6%
               8    Urban Outfitters Inc.                    Retail                         77.4%
               9    Gart Sports Company                      Retail                         73.6%
               10   MIM Corp.                                Pharmaceuticals                69.5%
               11   Ameristar Casinos Inc.                   Lodging                        64.0%
               12   Xeta Technologies Inc.                   Telecommunications             61.1%
               13   Actrade Financial Technologies Ltd.      Commercial Services            60.3%
               14   Noble International Ltd                  Auto Parts & Equipment         57.7%
               15   Associated Materials Inc.                Building Materials             53.8%
               16   TTI-Team Telecom Intl Ltd.               Telecommunications             51.9%

Our best performing stock, Ask Jeeves, Inc., facilitates real time access to information over the Internet. The company had an initial public offering in July 1999 at a price of $14, then issued more stock to the public at the peak of the Internet craze in March 2000 at $76/share. The stock price came crashing down when the Internet bubble burst, and we purchased shares for a mere $1.10 share earlier this year. Actually, the company was selling in the marketplace for less than the $1.40 of net cash in the bank. In other words, the market was valuing the on-going business (excluding cash) at zero. However, the story has not yet been fully told; revenues have continued to fall, though at a decelerating rate, and the company is still struggling to produce its first quarterly profit. We'll see. At any rate, Wall Street recognized some value in the company in the December quarter, sending its stock price to $3.40.

Detailed Explanation of Quarterly Performance -- What Didn't Go Well

TRANSLATION: There was relatively little bad news on the declining side.

Only one company declined as much as 50% in the December quarter. Only four declined as much as 30%. Again, there was no pattern to the worst performing stocks. One company was in the same industry as our best performing stock.

Magellan Health Services, a managed healthcare company, declined 50.2% in the quarter, as the company announced expectations of a quarterly loss in the midst of the terrorist attacks, delayed contracts, and increasing costs. We "took our lumps" and sold this stock.

Top Ten Holdings

Our Portfolio continues to reflect strong diversification. The top ten holdings represented 30% of the total Portfolio at quarter end. These ten companies span nine different industries. Technology holdings continued to represent a smaller percentage of the total Portfolio, only 9.1% on December 31. (This is a result of declining prices and individual stock picks; we have no "top down" decision process shunning technology.) Unfortunately, this strategy held back our performance, since technology was the strongest performing sector in the quarter. Our largest industry representation remains retail stores (11.9%), followed by Healthcare Products (9.7%), and Pharmaceuticals (7.8%). Only one company represents as much as 4% of the Portfolio, Actrade, which has increased 78% since original purchase a year and a half ago. Our model still likes the stock, and we haven't trimmed it yet. Here are the top ten holdings at the end of December:

                                                                                          Percent of
               Rank  Description                           Industry                       Net Assets

                1    Actrade Financial Technologies Ltd.   Commercial Services                  4.5%
                2    Sola International Inc.               Healthcare-Products                  3.3%
                3    Chattem Inc                           Cosmetics/Personal Care              3.1%
                4    TBC Corp.                             Retail                               3.0%
                5    Holly Corp.                           Oil & Gas                            2.9%
                6    Merit Medical Systems Inc.            Healthcare-Products                  2.9%
                7    MIM Corp.                             Pharmaceuticals                      2.8%
                8    Flir Systems Inc                      Electronics                          2.6%
                9    Apogee Enterprises Inc.               Building Materials                   2.3%
                10   Ameron International Corp.            Miscellaneous Manufacturers          2.2%
                                                                                              ------
                     Total                                                                     29.6%

Which Fund Family Had the Best Returns in 2001?

TRANSLATION:  We beat the big guys again.

After the end of the calendar year, several publications present the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records. I haven't figured out why these reporters are so obsessed with the largest.

Anyway, for the last three years I've played the game of "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" In 1999, we beat all twenty. We did it again in 2000. 2001 was the third year in a row, and by a substantial margin. Of course, Bridgeway had an unfair advantage in 2001 since we have a higher percentage of small company funds and small companies did better than large ones. Nevertheless, I'm pretty proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance and cost management.

Positioning for the New Market Environment or A dissenting vote from a "not smart" investor

TRANSLATION: A good long-term investment plan should consider your cash needs and risk tolerance, pay attention to diversification, pay attention to costs (including trading costs), and pay some attention to tax efficiency. You shouldn't need to change the plan for up and down markets*, for Federal Reserve decisions, for the economy overall, for government leadership changes or fiascoes, or for the possibility of more terrorist attacks. It's probably impossible to predict these events, along with their effect on the market, beforehand anyway.

*However, you may need to rebalance your asset allocation (how much is in stocks, bonds, and cash) every so often to keep it in line with your plan.

From the managing editor of a major financial publication:

        Do you think the financial environment is dramatically changed from a few years ago? And if so, do you feel that your personal financial challenges are changing, too? . . . Of course, we all know that the answers to these questions are yes and yes. In fact, in this environment, I'd say any smart investor--or investing magazine--certainly must change.

These two questions, presented just after the market drop following the terrorist attacks, are not so rhetorical to me. In fact, it reminds me how often investment sales people and journalists (as a group; of course there are exceptions), prey on investors' emotions in up and down markets. Alas, that's a different topic; I'll stick to the two questions at hand.

Do I think the environment has changed? Well, yes, three years ago technology was king, and in the last year technology was the dog. (My beagle would not appreciate my saying this.) But quite frankly, these facts are irrelevant. As an investor, the only relevant point is what the next year looks like, and I put no confidence in my or anyone else's ability to predict it. As far as an intelligent investor and the questions above are concerned, I would answer, "Yes." (the environment is always changing), "So what?" (it should have no effect on a good long-term investment plan), and "No." (I'm still just as focused on investing to pay college expenses and to fund retirement as I ever was -- that is, I'm not changing a thing about my personal investment plan or the management of this Portfolio or, likely, how I feel about it). Actually, this exercise illustrates what I feel are some of Bridgeway's strengths: We are very disciplined in the execution of our quantitative models; the investment process at Bridgeway looks very much the same in a bull market as a bear market. We're just trying to find one good stock at a time. From an investing standpoint, all the rest is so much noise. Sometimes I think that a big portion of the "value" we add at Bridgeway is simply all the things we don't do and don't pay attention to. It's amazing how much money one can save (and how much more investment return one can keep) by not engaging in activities that destroy value.

My recommendation to you for the "new market environment" is the same as the "old market environment." Get a long-term plan consistent with your cash needs and risk tolerance; pay attention to diversification; pay attention to costs (including trading costs); pay some attention to tax efficiency. Then put the plan in place and don't worry about it. Steel yourself for the market downturns (we haven't seen the last one), and enjoy the upturns (we haven't likely seen the last one of these either).

"Passive investing is a winner's game" -- quote from Larry Swedroe

TRANSLATION: The author of a recent article takes the (minority) position that passively managed small-cap funds do better than active ones. As a group, I have to agree; the vast majority of actively managed funds underperform their market benchmarks over longer time periods. However, (based on past performance, which does not predict future performance) I think actively managed funds at Bridgeway have an edge not shared by all funds.

In Larry Swedroe's article in the September issue of Mutual Funds Magazine, he argues that there is no evidence that active small-cap managers outperform passive benchmarks. Actually, Mr. Swedroe and I are among a small minority of people who believe this is true in aggregate. It is one of the reasons that Bridgeway has a small-cap passively managed portfolio (Bridgeway Ultra-Small Tax Advantage Portfolio). I believe a well managed, cost-efficient, small-cap index fund will beat the aggregate record of actively managed small-cap funds over longer time periods. If you reduce the company size from small-cap to ultra-small, I believe the historical advantage is even bigger.

So, do I think Bridgeway's actively managed Micro-Cap Limited Portfolio will under perform its equivalent market benchmarks on a cumulative basis? I can't make representations about future performance, but I can say that my own investments are in our actively managed products, including this one. I can also point to our historical record so far within the context of "past performance does not guarantee future results." Since inception in June 1998, Micro-cap Limited has outperformed its benchmark by 15.6% (average annual return). Our other actively managed portfolios have done well, too. Since inception in 1994, the Ultra-Small Company Portfolio has outperformed its market benchmark by 8.0%. Aggressive Investors 1, which includes small-cap stocks, has outperformed its benchmark by 11.4%. Those are pretty wide margins by industry standards. Mr. Swedroe didn't say no active managers could outperform the market, just that "active managers," perhaps as a group, couldn't. I'm not sure we even disagree on this point.

Why do I think it is possible to outperform with active management? Because I think there are market inefficiencies to exploit. Why do I think most managers can't do it over longer time periods? Because of one or more of the following:
1) a majority of managers don't know how to measure the inefficiencies, 2) they tend to be undisciplined in the execution of an investment program, 3) they let emotions influence their decisions too heavily, 4) their transaction costs are too high, and 5) most report to management companies that are unwilling to close funds at a level necessary to remain nimble enough to take advantage of the inefficiencies that exist (in other words, they get bloated with assets). Obviously all of these criticisms do not apply to all managers.

Having laid out my position on the active versus passive debate, I think that Mr. Swedroe makes a number of excellent points. Here are his points, and what Bridgeway is doing about each:

Survivorship bias. When we look at the aggregate record of current small-cap funds, we ignore the fact that many (mostly poorer performing ones) went out of business, artificially raising the historical performance numbers. This doesn't apply to Bridgeway's record, since we haven't retired any funds.

Incubator fund bias. Some fund families start a number of funds but only come to market with the best performing ones. Bridgeway has never "incubated" a group of funds and killed the poorer performing ones.

The IPO game. A fund company is allocated IPO shares based on brokerage commissions. If the fund company puts most of its allotment in a small new fund, this artificially "spikes" the performance. (The SEC now highly frowns on this practice, but it did happen as recently as 1999). Bridgeway is so cheap on commissions that we are not allocated shares of IPOs, so this isn't our problem. IPOs aren't our area of expertise anyway. We try to stick to what we know.

Front running. Larger funds in a family buy additional shares of a smaller stock in a small-cap fund, driving up its price and the performance of the smaller fund. Hmmm. I can't say it doesn't happen at some other fund company, but if it could be proven, it would definitely be illegal.

Selection bias. Fund families advertise only their best-performing funds. In aggregate, this is true. At Bridgeway, we don't advertise, so this point doesn't apply. However, in our most recent annual report, at the request of some shareholders, we did show the performance of all our portfolios in all shareholder letters.

Quote from One Happy Shareholder (who is also your portfolio manager)

Reflecting on Portfolio performance in the quarter and year . . . "Wow, that was a short bear market."

How Does He Invest His Money?

TRANSLATION: I thought you'd be interested to know how I invest my money. I have a high threshold for the pain of a market downturn and I don't know your individual situation, so I don't propose that you copy what I'm doing.

I think a fair question of anyone managing your money is, "OK, so where do you invest your money?" I use Bridgeway managed portfolios for 100% of my longer-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stock directly; we "eat our own cooking.") I have a very high threshold for short-term volatility; some people say I have a steel stomach in a market downturn. Thus, it is more aggressive than is appropriate for most people. Also, I put almost no money in any stock market instrument that I believe I might spend in the next couple of years. (I use short-term and inflation-protected bond funds of other companies for this purpose.) The following new allocation reflects the addition of two new portfolios we started last year. Here's my target allocation:

                   A S S E T  A L L O C A T I O N (% OF TOTAL)
                   ------------------------------------------


                                        Less than                   Mid-term    Long-term    Long-term
                                         One-year    Short-term    Aggressive  Aggressive   Aggressive
     Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred


     Ultra-Small Company                                   5           32           38           38
     Micro-Cap Limited                                     5           18           22           22
     Aggressive Investors 1                                            17           20            8
     Aggressive Investors 2                                5            3            4           16
     Calvert Large-Cap Growth                                           6            6            6
     Balanced                                             25           24           10           10
     Inflation-Protected Treasuries          30           30
     Short-term bonds                        40           30
     Cash                                    30
     Total                                  100          100          100          100          100

Of Returns and Raises

TRANSLATION: Over the last year, the total fees paid by the Micro-Cap Limited Portfolio went up primarily due to share price appreciation and partly due to new investments (up until the time of closing). The average fee paid per dollar of investment remained the same. Fees and portfolio manager salaries are an open book at Bridgeway.

A recent posting to a fund web site chastised Bridgeway (and me personally) for raising its fees amidst declining returns for our Aggressive Investors 1 Portfolio. (The performance numbers quoted in the sections below are for Aggressive Investors 1 Portfolio rather than Micro-Cap Limited Portfolio; however, many of the principles apply here also.) Since I care a lot about this issue, and since I believe Bridgeway is on the leading edge of this issue, I thought I'd use the post to illustrate some unusual characteristics of your Portfolio's management company. Here's the web site post:

       I have no problem with the fund [Aggressive Investors 1] itself. I am a little concerned about the reasoning of the fund manager, Mr. Montgomery. Last year he gave himself a raise despite losing money for his investors. We lose, he still wins? His reasoning regarding increasing management fees was, sure I lost money for you, but I didn't lose as much as other funds. This seemed unscrupulous to me. Maybe my goals are different, but I was paying a manager to make money for me not to lose money. I have no trouble paying a salary, but to give a raise? His reasoning was that of a politician. . . . I think he had a 3rd home mortgage to pay. Wall Street, where the losers win and the rest of us lose twice (decreased fund value and higher management fees).

Ouch. Fund managers and politicians. I hate stereotypes, but I can't help but sympathize with some of the shareholder's conclusions, even if most of them don't happen to apply at Bridgeway. Let's look at the specifics.

"Losing money for his investors." Since this was written in November 2001, I thought the writer would be referring to the down market of calendar year 2000, but Aggressive Investors 1 was up 13.6% when the S&P 500 Index was down 9.1%. So let's assume that the reader was referring to the most recently completed fiscal year (through June 30). The Portfolio was down 9.4%, the S&P 500 was down 14.8%, and Lipper's Index of Capital Appreciation Funds was down 18.1%. Shareholders' wealth in our Portfolio did decline by almost double digits. (It declined 11.2%, slightly more for all of calendar 2002 and even more over some shorter time periods.) This is an honest difference between the expectation of a shareholder and the investment objective of this Portfolio. 2002 was the first full calendar year we declined, so perhaps the shareholder invested based on prior years' positive returns only. However, our investment objective with respect to returns is "to exceed the total of the S&P 500 Index over longer periods of at least three years or more." I do not expect to outperform - indeed I have not calibrated our models to seek to outperform - the market every year. Also, the first and most important risk of the Portfolio is listed first in the risk section of the prospectus: "Shareholders . . . are exposed to higher risk than the stock market as a whole and could lose money." So even if we meet our investment objective completely, I would still expect shareholders to be paying us to occasionally "lose money." (This also applies specifically to the Micro-Cap Limited Portfolio.) On the other hand, I would hope that we meet our longer-term objective and that shareholders would stay with us through the down periods. However, to put it bluntly, if you want never to see an annual decline, this Portfolio is most definitely not for you.

"Gave himself a raise." Everyone who works at Bridgeway takes part in a peer group evaluation process, which helps determine his or her salary. I am no exception. I am also not the primary person responsible for salary administration. If I were, I'm sure my salary would be different, but not necessarily more. In addition -- and this is a radical departure from industry practice -- like everyone at Bridgeway I am subject to a 7 to 1 salary cap. The highest compensated person cannot make more than seven times the lowest compensated employee. I feel that salaries and stock compensation at the high end in corporate America have gotten out of hand, and I believe the salary cap is one way to help protect our various "constituencies." (Ah ha, see, he really is a politician.)

Let's translate to "someone else gave him a raise." This is true. According to the Statement of Additional Information available on our web site, my salary increased 24% in 2000 to $278,265. It went up again in 2001 to $282,701. I certainly feel that I have a very good salary. In the scope of our world's wealth, it may even be outrageous, but it is also most definitely a direct function of the performance of the Portfolios I manage. Specifically, over half of the variable portion of my salary is tied to our relative performance. I like to say, "We do well when you do well." Perhaps I should be more specific: "We do well when you beat the market." (Also, Aggressive Investors 1 Portfolio is not the only Portfolio I manage; three of them, including Micro-Cap Limited, were "up" in 2002.) What is probably most remarkable about my salary is that it is public information at all. To the best of my knowledge, this is unique in the mutual fund industry. You can look up the compensation of the executives of the companies in which we invest, and I feel you should be able to look up the salary of your portfolio manager as well. At Bridgeway, you can.

"I lost money for you, but I didn't lose as much as other funds." I never said this with respect to compensation, because this hurdle would be too low. Most funds underperform their market benchmarks over longer time periods. Sure, we look at our performance versus our peers, but our compensation is only tied to our performance versus a market benchmark. It's one of the reasons I stated in the first paragraph of this letter that I wasn't pleased with the 20.4% quarterly return.

"Maybe my goals are different." It does pay to read the prospectus investment objective. I believe this is an accurate statement. You can call the Fund at 800-661-3550 for a prospectus or read it right online at www.bridgewayfund.com.

"I think he had a 3rd home mortgage to pay." I only have one mortgage, but I do have some family college education bills.

"Wall Street, where the losers win and the rest of us lose twice." I have my own criticism of "Wall Street," although I do like to visit New York City. Bridgeway is located in Houston.

Another note on fees. If Bridgeway were just concerned about our management fees without regard to the welfare of our shareholders, we wouldn't have closed this Portfolio to new investors at a level very low by industry standards. I think this shareholder is absolutely right to be concerned about fees. But in all fairness, one needs to look under the hood, or just ask.

Finally, a heart-warming reply to the post above from a shareholder I've also never met:

       The last poster appears not to have read the Bridgeway literature, which I have; otherwise, he'd be a bit less critical of Montgomery. I feel strongly that Montgomery's interests are fully-aligned with those of the investors, evidenced as much as anything in the fact that the Bridgeway funds close at very small sizes (whereas other firms let them balloon since fees are asset-based). Although Bridgeway raised his fees, that's because he outperformed (now I forget) whether it's his peers or the benchmark (I think the latter, the S&P500). Certainly you don't think most other firms are lowering fees now? To the contrary, "Company X," now "Company Y," other firms, too, are making formerly no-load funds loaded. For my money, I'd prefer all funds to be run by people of Montgomery's character. He's a straight arrow, as best I can tell.

We do try to align our interests as best we can with those of shareholders, and performance-based fees are one way we try to accomplish it. In all fairness of disclosure, the management fee is a very important conflict of interest, since what is income to the management firm is an expense of the fund and its shareholders. I believe the first poster is right for fretting about it. If more shareholders looked "under the hood" and voted positively and negatively with their feet, our industry would probably be healthier for it.

Thanks to both individuals for airing gripes and making their opinions known!

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2001; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,

/s/ John Montgomery
-----------------------
John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                               December 31, 2001





     Industry Company                                      Shares             Value

     Misc. Manufacturing - 2.3%
              Ameron International Corp.                   17,900        $1,238,680
              Zindart Limited *                            11,900            20,825
                                                                        -----------
                                                                          1,259,505

     Oil & Gas - 6.4%
              Callon Petroleum Company *                   13,040            89,324
              Castle Energy Corp.                           4,800            28,512
              Clayton Williams Energy Inc. *                5,100            66,810
              Holly Corp.                                  84,600         1,628,550
              KEY Production Company Inc. *                49,000           833,000
              Mission Resources Corp. *                   148,183           518,641
              Royale Energy Inc. *                         63,065           401,724
                                                                        -----------
                                                                          3,566,561

     Oil & Gas Services - 0.7%
              Lufkin Industries Inc.                       15,000           402,000

     Pharmaceuticals - 7.8%
              Bradley Pharmaceuticals *                    57,000         1,182,750
              D&K Healthcare Resources Inc.                 9,400           535,330
              MIM Corp. *                                  87,400         1,555,720
              Taro Pharmaceuticals Industries *            26,600         1,062,670
                                                                        -----------
                                                                          4,336,470

     Pipelines - 0.9%
              Kaneb Services LLC                           26,664           521,281

     Retail - 12.0%
              Calloway's Nursery Inc. *                    29,500            28,025
              Cash America International Inc. *            50,700           430,950
              Gart Sports Company *                        27,300           573,300
              Hancock Fabrics Inc.                         37,800           497,070
              Landry's Restaurants Inc.                    53,000           988,450
              Rex Stores Corp. *                           25,000           700,500
              Shoe Carnival Inc. *                         20,900           289,883
              TBC Corp. *                                 125,500         1,680,445
              Urban Outfitters Inc. *                      17,000           410,040
              West Marine Inc. *                           73,600         1,081,184
                                                                        -----------
                                                                          6,679,847

     Savings & Loans - 2.6%
              First Bancshares Inc./MO                      1,200            14,352
              HMN Financial Inc.                            1,700            26,333
              Hudson River Bancorp                          9,300           203,670
              Quaker City Bancorp Inc.*                    16,600           495,510
              ST Francis Capital Corp.                     29,500           682,335
                                                                        -----------
                                                                          1,422,200

     Semiconductors - 0.1%
              BTU International Inc.*                       7,200            31,248

     Software - 3.8%
              Accelio Corp.*                               30,000            56,400
              Acclaim Entertainment Inc.*                  20,000           106,000

     Industry Company                                      Shares             Value


     Software, continued
              AremisSoft Corp. *                          125,000          $122,500
              CCC Information Services Group *             19,682           121,632
              EPIQ Systems Inc. *                          26,200           506,970
              Mechanical Dynamics Inc. *                    8,100            79,785
              Omnicell Inc. *                              15,000           133,500
              Pegasystems Inc. *                           41,800           181,830
              QAD Inc. *                                   48,000           139,680
              Unify Corp. *                               543,035           135,759
              VitalWorks Inc. *                            95,000           536,750
                                                                        -----------
                                                                          2,120,806

        Telecommunications - 3.8%
              Ectel Ltd. *                                 40,500           701,460
              TTI Team Telecom International Ltd. *        40,400         1,010,808
              Turnstone Systems Inc. *                     95,000           377,150
              Vari-L Company Inc. *                        10,600            16,960
              Xeta Technologies Inc. *                      4,700            27,260
                                                                        -----------
                                                                          2,133,638

        Textiles - 0.6%
              Unifirst Corp.                               14,800           333,740
                                                                        -----------

        Total Common Stock (Identified Cost $39,251,244)                $54,205,618

     Short-term Investments - 1.1%
        Money Market Funds - 1.1%
              Firstar U S Treasury Money Market

                 Fund Institutional                       622,567           622,567
                                                                        -----------

    Total Short-term Investments (Identified Cost $622,567)                $622,567
                                                                        -----------
Total Investments - 98.4%                                              $54,828,185

Other Assets and Liabilities, net - 1.6%                                  $892,642
                                                                        -----------

Total Net Assets - 100.0%                                              $55,720,827
                                                                       ===========



* Non-income producing security as no dividends were paid during the period from July 1, 2001 to December 31, 2001.

** The aggregate identified cost on a tax basis is $39,873,811. Gross unrealized appreciation and depreciation were $16,216,038 and $1,261,664, respectively, or net unrealized appreciation of $14,954,374.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2001

ASSETS:

      Investments at value (cost - $39,873,811)         $54,828,185
      Cash                                                1,170,065
      Receivable for shares sold                            106,707
      Receivable for investments sold                     1,068,759
      Receivable for interest                                 4,717
      Receivable for dividends                               25,763
      Prepaid expenses                                       12,237
      Deferred organization costs                             3,216
                                                         ----------
            Total assets                                 57,219,649
                                                         ----------

LIABILITIES:

      Payable for shares redeemed                            10,148
      Payable for investments purchased                   1,268,623
      Payable for management fee                            133,955
      Accrued expenses                                       86,096
                                                         ----------
            Total liabilities                             1,498,822
                                                         ----------

      NET ASSETS (5,188,581 SHARES OUTSTANDING)         $55,720,827
                                                        ===========
      Net asset value, offering and redemption
       price per share ($55,720,827/ 5,839,309)               $9.54
                                                        ===========


NET ASSETS REPRESENT:

      Paid-in capital                                   $40,326,154
      Undistributed net realized gain                       440,299
      Net unrealized appreciation of investments         14,954,374
                                                         ----------
      NET ASSETS                                        $55,720,827
                                                        ===========


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2001

INVESTMENT INCOME:

      Dividends                                       $  145,929
      Interest                                            26,915
                                                       ---------
            Total income                                 172,844
                                                       ---------
EXPENSES:

      Management fees                                    404,775
      Accounting fees                                     51,838
      Audit fees                                           4,000
      Custody                                             19,845
      Amortization of organization costs                     641
      Insurance                                            3,363
      Legal                                                  948
      Registration fees                                    6,123
      Directors' fees                                      4,153
      Miscellaneous                                          500
                                                       ---------
            Total expenses                               496,186
      Less fees waived                                   (15,515)
                                                       ---------
            Net expenses                                 480,671
                                                       ---------

NET INVESTMENT LOSS                                     (307,827)
                                                       ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized gain on investments                 1,505,151
      Net change in unrealized appreciation             (351,885)
                                                       ---------
      Net realized and unrealized gain                 1,153,266
                                                       ---------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS      $  845,439
                                                       =========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                        Six months ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                      December 31, 2001   June 30, 2001
OPERATIONS:

      Net investment loss                                        $(307,827)     $(216,050)
      Net realized gain on investments                           1,505,151      1,797,108
      Net change in unrealized appreciation                       (351,885)    10,574,049
                                                               -----------    -----------
          Net increase resulting from operations                   845,439     12,155,107
                                                               -----------    -----------
      Distributions to shareholders:
          From net investment income                                     0              0
          From realized gains on investments                    (2,645,897)    (1,328,377)
                                                               -----------    -----------
            Total distributions to shareholders                 (2,645,897)    (1,328,377)
FUND SHARE TRANSACTIONS:

      Proceeds from sale of shares                               5,191,548     18,772,622
      Reinvestment of dividends                                  2,429,748        883,140
      Cost of shares redeemed                                   (1,550,960)    (3,804,688)
                                                               -----------    -----------
          Net increase from Fund share transactions              6,070,336     15,851,074
                                                               -----------    -----------
          Net increase in net assets                             4,269,878     26,677,804
NET ASSETS:

      Beginning of period                                       51,450,949     24,773,145
                                                               -----------    -----------
      End of period                                            $55,720,827    $51,450,949
                                                               ===========    ===========



Number of Fund shares:
      Sold                                                         562,900      2,383,228
      Issued on dividends reinvested                               265,256        124,211
      Redeemed                                                    (177,428)      (469,977)
                                                               -----------    -----------
          Net increase                                             650,728      2,037,462
      Outstanding at beginning of period                         5,188,581      3,151,119
                                                               -----------    -----------
      Outstanding at end of period                               5,839,309      5,188,581
                                                               ===========    ===========


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                   Six months ended     Year ended     Year ended     Year ended  June 22, 1998* to
                                                  December 31, 2001  June 30, 2001  June 30, 2000  June 30, 1999  June 30, 1998
PER SHARE DATA

      Net asset value, beginning of period                   $9.92           $7.86         $6.38          $5.00           $5.00
                                                       -----------     -----------   ------------   -----------      ----------
      Income (loss) from investment operations:
          Net investment loss                                (0.06)          (0.05)        (0.09)         (0.06)           0.00
          Net realized and unrealized gain                    0.16            2.53          1.87           1.44            0.00
                                                       -----------     -----------   ------------   -----------      ----------
               Total from investment operations               0.10            2.48          1.78           1.38            0.00
                                                       -----------     -----------   ------------   -----------      ----------
      Less distributions to shareholders:
          Net investment income                               0.00            0.00          0.00           0.00            0.00
          Net realized gains                                 (0.48)          (0.42)        (0.30)          0.00            0.00
                                                       ------------    ------------  ------------   -----------      ----------
               Total distributions                           (0.48)          (0.42)        (0.30)          0.00            0.00
                                                       ------------    ------------  ------------   -----------      ----------
      Net asset value, end of period                         $9.54           $9.92         $7.86          $6.38           $5.00
                                                       ============    ============  ============   ===========      ==========

TOTAL RETURN [1]                                              1.2%           33.6%         28.7%          27.6%            0.0%
RATIOS & SUPPLEMENTAL DATA

      Net assets, end of period                        $55,720,827     $51,450,949   $24,773,145    $13,932,016      $9,071,605

      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements          1.90%           1.90%         1.90%          1.54%           0.00%
          Expenses before waivers and reimbursements         1.96%           2.09%         2.36%          1.54%           0.00%
          Net investment income (loss) after
           waivers and reimbursements                       (1.22%)         (0.62%)       (1.25%)        (1.20%)          0.00%

      Portfolio turnover rate [2]                           129.3%           74.3%         86.7%         117.0%            0.0%



[1]   Not annualized for  periods less than a year.
[2]   Annualized for periods less than a year.
*  June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)



1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the accounting fees expense category of the financial statements.

       The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $15,515 of the management fees for the six months ended December 31, 2001.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $37,785,645 and $31,457,697, respectively for the six months ended December 31, 2001.

7.     Federal Income Taxes:

       During the six months ended December 31, 2001, the Fund paid a short-term capital gain distribution of $0.0469 and a long-term capital gain distribution of $0.4317 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.